                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                      A PORTFOLIO OF AIM TAX-EXEMPT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                   June 28, 2001

Dear Shareholder:

Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Tax-Exempt Bond Fund of Connecticut with AIM Municipal Bond Fund. AIM Tax-Exempt Bond Fund of Connecticut ("Connecticut Bond Fund") is an investment portfolio of AIM Tax-Exempt Funds, a Delaware business trust. AIM Municipal Bond Fund ("Municipal Bond Fund") is an investment portfolio of AIM Investment Securities Funds, a Delaware business trust. A I M Advisors, Inc. serves as the investment adviser to Connecticut Bond Fund and Municipal Bond Fund.

After considering several options, A I M Advisors, Inc. recommended that Connecticut Bond Fund be combined with Municipal Bond Fund because of the relatively small asset size of Connecticut Bond Fund and its slow asset growth. The investment objectives of Connecticut Bond Fund and Municipal Bond Fund are similar and the two funds employ similar investment policies to achieve their investment objectives, except that Municipal Bond Fund does not concentrate its investments in municipal securities that pay interest which is exempt from Connecticut income tax. The total operating expenses of Municipal Bond Fund, expressed as a percentage of assets, are lower than those of Connecticut Bond Fund, and the two funds have provided a comparable return to shareholders. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Connecticut Bond Fund and Municipal Bond Fund. You should review the enclosed materials carefully.

Shareholders of Connecticut Bond Fund are being asked to approve an Agreement and Plan of Reorganization by and among AIM Tax-Exempt Funds, AIM Investment Securities Funds and A I M Advisors, Inc., that will govern the reorganization of Connecticut Bond Fund into Municipal Bond Fund. After careful consideration, the Board of Trustees of AIM Tax-Exempt Funds has unanimously approved the proposal and recommends that you vote FOR the proposal.

If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIM Tax-Exempt Funds by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          /s/ Robert H. Graham
                                          Robert H. Graham
                                          Chairman

                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                                 A PORTFOLIO OF
                              AIM TAX-EXEMPT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS OF AIM TAX-EXEMPT BOND FUND OF CONNECTICUT:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM Tax-Exempt Bond Fund of Connecticut ("Connecticut Bond Fund"), an investment portfolio of AIM Tax-Exempt Funds ("ATEF"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on August 17, 2001, at 3:00 p.m., Central Time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among ATEF, acting on behalf of Connecticut Bond Fund, AIM Investment Securities Funds ("AISF"), acting on behalf of AIM Municipal Bond Fund ("Municipal Bond Fund") and A I M Advisors, Inc. The Agreement provides for the combination of Connecticut Bond Fund with Municipal Bond Fund (the "Reorganization"). Pursuant to the Agreement, all of the assets of Connecticut Bond Fund will be transferred to Municipal Bond Fund. Municipal Bond Fund will assume all of the liabilities of Connecticut Bond Fund, and AISF will issue Class A shares of Municipal Bond Fund to Connecticut Bond Fund's Class A shareholders. The value of each Connecticut Bond Fund shareholder's account with Municipal Bond Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Connecticut Bond Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF ATEF. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO ATEF OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ Carol F. Relihan
                                          Carol F. Relihan
                                          Senior Vice President and Secretary

June 28, 2001

                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                                 A PORTFOLIO OF
                              AIM TAX-EXEMPT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                            AIM MUNICIPAL BOND FUND
                                 A PORTFOLIO OF
                        AIM INVESTMENT SECURITIES FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JUNE 28, 2001

     This document is being furnished in connection with a special meeting of Shareholders of AIM Tax-Exempt Bond Fund of Connecticut ("Connecticut Bond Fund"), an investment portfolio of AIM Tax-Exempt Funds ("ATEF"), a Delaware business trust, to be held on August 17, 2001 (the "Special Meeting"). At the Special Meeting, the shareholders of Connecticut Bond Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among ATEF, acting on behalf of Connecticut Bond Fund, AIM Investment Securities Funds ("AISF"), acting on behalf of AIM Municipal Bond Fund ("Municipal Bond Fund"), and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Connecticut Bond Fund with Municipal Bond Fund (the "Reorganization"). THE BOARD OF TRUSTEES OF ATEF HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATION AS BEING IN THE BEST INTERESTS OF THE SHAREHOLDERS OF CONNECTICUT BOND FUND.

     Pursuant to the Agreement, all of the assets of Connecticut Bond Fund will be transferred to Municipal Bond Fund, Municipal Bond Fund will assume all of the liabilities of Connecticut Bond Fund, and AISF will issue Class A shares of Municipal Bond Fund to Connecticut Bond Fund's Class A shareholders. The value of each Connecticut Bond Fund shareholder's account with Municipal Bond Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Connecticut Bond Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     Municipal Bond Fund is a series portfolio of AISF, an open-end, series management investment company. The investment objective of Municipal Bond Fund is similar to the investment objective of Connecticut Bond Fund. Municipal Bond Fund seeks to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. Connecticut Bond Fund seeks to achieve a high level of current income exempt from federal taxes and Connecticut taxes. Both funds seek to achieve their investment objective by investing in a portfolio of debt securities. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of Connecticut Bond Fund should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Connecticut Bond Fund, dated July 28, 2000, as supplemented June 14, 2001 (the "Connecticut Bond Fund Prospectus"), together with the related Statement of Additional Information also dated July 28, 2000 as revised February 22, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of Municipal Bond Fund dated November 28, 2000 as revised March 21, 2001, (the "Municipal Bond Fund Prospectus"), and the related Statement of Additional Information also dated November 28, 2000 as revised February 22, 2001, have been filed with the SEC and are incorporated by reference herein. A copy of the Municipal Bond Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about ATEF and AISF. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about Connecticut Bond Fund and Municipal Bond Fund may also be obtained on the internet at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[AIM LOGO APPEARS HERE]

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1: APPROVAL OF AGREEMENT AND PLANS OF
  REORGANIZATION............................................    2
SYNOPSIS....................................................    2
  The Reorganization........................................    2
  Reasons for the Reorganization............................    2
  Comparison of Municipal Bond Fund and Connecticut Bond
     Fund...................................................    2
RISK FACTORS................................................    5
  Comparative Risks.........................................    5
  Risks Associated with Municipal Bond Fund.................    5
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............    5
  Investment Objectives of Municipal Bond Fund and
     Connecticut Bond Fund..................................    5
  Investment Policies of Municipal Bond Fund................    5
  Investment Policies of Connecticut Bond Fund..............    6
  Comparative Investment Restrictions.......................    6
  Municipal Bond Fund Portfolio Management..................    7
  Management's Discussion and Analysis of Performance.......    7
FINANCIAL HIGHLIGHTS........................................    7
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................    9
  Terms of the Reorganization...............................    9
  The Reorganization........................................    9
  Board Considerations......................................    9
  Other Terms...............................................   10
  Federal Tax Consequences..................................   11
  Accounting Treatment......................................   13
ADDITIONAL INFORMATION ABOUT MUNICIPAL BOND FUND AND
  CONNECTICUT BOND FUND.....................................   14
RIGHTS OF SHAREHOLDERS......................................   14
OWNERSHIP OF CONNECTICUT BOND FUND AND MUNICIPAL BOND FUND
  SHARES....................................................   15
  Significant Holders.......................................   15
  Share Ownership by Executive Officers and Trustees........   15
CAPITALIZATION..............................................   16
LEGAL MATTERS...............................................   17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION..................................................   17
APPENDIX I....................Agreement and Plan of Reorganization
APPENDIX II......................Prospectus of Municipal Bond Fund
APPENDIX III..........Municipal Bond Fund Discussion & Analysis of
  Performance

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos, and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of ATEF for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on August 17, 2001, at 3:00 p.m., Central Time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Connecticut Bond Fund at the Special Meeting will constitute a quorum. Approval of the Agreement by Connecticut Bond Fund requires the affirmative vote of a majority of the shares cast by shareholders of Connecticut Bond Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of ATEF. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 3,970,256.38 Class A shares of Connecticut Bond Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     ATEF has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. ATEF expects to solicit proxies principally by mail, but ATEF or GSC may also solicit proxies by telephone, facsimile or personal interview. ATEF's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $5,000. Connecticut Bond Fund and Municipal Bond Fund will bear their own costs and expenses incurred in connection with the Reorganization, which are expected to be de minimis.

     ATEF intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about June 28, 2001.

                                  PROPOSAL 1:
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of Connecticut Bond Fund with Municipal Bond Fund. Connecticut Bond Fund is a portfolio of ATEF, a Delaware business trust. Municipal Bond Fund is a portfolio of AISF, a Delaware business trust.

     If shareholders of Connecticut Bond Fund approve the Agreement and other closing conditions are satisfied, all of the assets of Connecticut Bond Fund will be transferred to Municipal Bond Fund, Municipal Bond Fund will assume all of the liabilities of Connecticut Bond Fund, and AISF will issue Class A shares of Municipal Bond Fund to Connecticut Bond Fund's shareholders. The Class A shares of Municipal Bond Fund issued in the Reorganization will have an aggregate net asset value equal to the value of Connecticut Bond Fund's net assets transferred to Municipal Bond Fund. Shareholders will not pay any initial sales charge for shares of Municipal Bond Fund received in connection with the Reorganization. The value of each shareholder's account with Municipal Bond Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Connecticut Bond Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/ Prospectus. See "Additional Information About the Agreement" below.

     Connecticut Bond Fund will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of ATEF, including the independent trustees, has determined that the reorganization of Connecticut Bond Fund into Municipal Bond Fund is in the best interests of Connecticut Bond Fund and its shareholders and that the interests of the shareholders of Connecticut Bond Fund will not be diluted as a result of the Reorganization.

     AIM Advisors recommended the Reorganization because of Connecticut Bond Fund's relatively small asset size and slow asset growth. In making its determination, the Board of Trustees noted that the two funds have similar investment objectives. The total operating expenses of Municipal Bond Fund, expressed as a percentage of assets, are lower than those of Connecticut Bond Fund, and the two funds have provided a comparable return to shareholders. Municipal Bond Fund is also significantly larger than Connecticut Bond Fund.

COMPARISON OF MUNICIPAL BOND FUND AND CONNECTICUT BOND FUND

  Investment Objective and Policies

     The investment objective of Municipal Bond Fund is similar to the investment objective of Connecticut Bond Fund. The investment policies of the two funds are similar, except that Municipal Bond fund does not concentrate its investments in municipal securities that pay interest which is exempt from Connecticut income tax.

     Municipal Bond Fund seeks to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. Municipal Bond Fund seeks to achieve its objective by investing at least 80% of its total invested assets in securities that pay interest exempt from all federal taxes and which does not constitute an item of preference for purposes of the alternative minimum tax.

     Connecticut Bond Fund seeks to earn a high level of current income exempt from federal taxes and Connecticut taxes. Connecticut Bond Fund normally invests at least 80% of its net assets in municipal securities issued by the State of Connecticut and authorities, agencies, instrumentalities and political subdivisions of the State of Connecticut, or other entities, that pay interest which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and from Connecticut income taxes on individuals, and do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

  Investment Advisory Services

     AIM Advisors serves as investment adviser to Connecticut Bond Fund and Municipal Bond Fund. Both funds are managed by the same management team at AIM Advisors.

  Performance

     Average annual total returns for the periods indicated for Class A shares of Municipal Bond Fund and Connecticut Bond Fund, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                                                                     CONNECTICUT
                                                              MUNICIPAL BOND FUND     BOND FUND
                                                                CLASS A SHARES      CLASS A SHARES
                                                              -------------------   --------------
1 Year Ended December 31, 2000..............................         3.42%               3.23%
3 Years Ended December 31, 2000.............................         2.03%               2.30%
5 Years Ended December 31, 2000.............................         3.45%               3.59%
10 Years Ended December 31, 2000............................         5.93%               5.82%
Since Inception(1)..........................................         6.37%               5.97%

---------------

(1) Class A shares of Connecticut Bond Fund commenced operations on October 3, 1989. Class A shares of Municipal Bond Fund commenced operations on March 28, 1977.

  Expenses

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended March 31, 2001 for the Class A shares of Connecticut Bond Fund and for the fiscal year ended July 31, 2000 for the Class A shares of Municipal Bond Fund are shown below. Pro forma estimated Expense Ratios of Municipal Bond Fund giving effect to the Reorganization are also provided.

                                                CONNECTICUT        MUNICIPAL       MUNICIPAL BOND FUND
                                                 BOND FUND         BOND FUND       PRO FORMA ESTIMATED
                                               --------------    --------------    -------------------
                                               CLASS A SHARES    CLASS A SHARES      CLASS A SHARES
                                               --------------    --------------    -------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchase of
  shares (as a percentage of offering
  price).....................................      4.75%             4.75%                4.75%
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)...................       None(1)           None(1)              None(1)
ANNUAL OPERATING EXPENSES (AS A % OF NET
  ASSETS)
Management fees..............................      0.50%             0.46%                0.45%
Distribution and/or Service (12b-1) Fees.....      0.25%             0.25%                0.25%
Other expenses...............................      0.37%             0.14%                0.14%
                                                   -----             -----                -----
Total fund operating expenses................      1.12%             0.85%                0.84%
                                                   =====             =====                =====

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

  Hypothetical Example of Effect of Expenses

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return.

                                                              ONE    THREE    FIVE     TEN
                                                              YEAR   YEARS   YEARS    YEARS
                                                              ----   -----   ------   ------
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
  Class A shares(1).........................................  $584   $814    $1,063   $1,773
AIM MUNICIPAL BOND FUND
  Class A shares(1).........................................  $558   $733    $  924   $1,474
COMBINED FUND
  Class A shares(1).........................................  $557   $730    $  919   $1,463

---------------

(1) Assumes payment of maximum sales charge by the investor.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  Sales Charges

     No sales charges are applicable to shares of Municipal Bond Fund received in connection with the Reorganization.

     Municipal Bond Fund Class A shares, which will be issued to Connecticut Bond Fund Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 4.75%. Municipal Bond Fund pays a fee in the amount of 0.25% of the average daily net assets of Class A shares to A I M Distributors, Inc. ("AIM Distributors") for distribution services.

     The Class A shares of Connecticut Bond Fund are sold at net asset value plus an initial sales charge of 4.75%. AIM Distributors is entitled to receive from Connecticut Bond Fund a fee in the amount of 0.25% of average daily net assets of the Class A shares for distribution services.

  Distribution; Purchase, Exchange and Redemption

     Shares of Municipal Bond Fund and Connecticut Bond Fund are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds--Registered Trademark-- of the same class.

  Further Information

     Additional information concerning Municipal Bond Fund is contained in this Proxy Statement/ Prospectus and in the current prospectus for Municipal Bond Fund that is attached hereto as Appendix II. Further information concerning Connecticut Bond Fund can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for more information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     Municipal Bond Fund and Connecticut Bond Fund both principally invest in tax-exempt debt securities. As a result, both funds are exposed to substantially similar investment risks. However, because it is non-diversified, Connecticut Bond Fund may invest in fewer issuers than if it were a diversified fund. As a result, the value of the Connecticut Bond Fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly. See "Comparison of Investment Objectives and Policies" below.

RISKS ASSOCIATED WITH MUNICIPAL BOND FUND

     There is a risk that you could lose all or a portion of your investment in Municipal Bond Fund and that the income you may receive from the fund may vary. The value of your investment in Municipal Bond Fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. A municipality may default or otherwise be unable to honor a financial obligation. Private activity bonds are not backed by the taxing power of the issuing municipality.

     The value of, payment of interest and repayment of principal by, and the ability of the Municipal Bond Fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the fund invests.

     Municipal Bond Fund may invest up to 20% of its assets in lower quality municipal securities, i.e., "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF MUNICIPAL BOND FUND AND CONNECTICUT BOND FUND

     The investment objective of Municipal Bond Fund is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. The investment objective of Connecticut Bond Fund is to earn a high level of current income exempt from federal taxes and Connecticut taxes.

INVESTMENT POLICIES OF MUNICIPAL BOND FUND

     Municipal Bond Fund seeks to meet its investment objective by investing at least 80% of its total invested assets in securities that pay interest exempt from all federal taxes and which does not constitute an item of preference for purposes of the alternative minimum tax. Municipal Bond Fund will invest at least 80% of its total invested assets in municipal bonds. Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Certain types of industrial development bonds, such as private activity bonds, that meet certain standards, are treated as municipal bonds.

     Municipal Bond Fund will also invest at least 80% of its total assets in investment-grade municipal securities rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization. Other securities meeting certain standards set by Municipal Bond Fund are included in this category. Municipal Bond Fund may invest up to 20% of its total assets in lower-quality municipal securities, i.e. "junk bonds," or unrated municipal securities.

INVESTMENT POLICIES OF CONNECTICUT BOND FUND

     Connecticut Bond Fund seeks to meet its investment objective by investing at least 80% of its net assets in municipal securities issued by the State of Connecticut and authorities, agencies, instrumentalities and political subdivisions of the State of Connecticut, or other entities, that pay interest which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and from Connecticut income taxes on individuals, and do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. Connecticut Bond Fund will invest at least 65% of its assets in municipal bonds, which include debt obligations of varying maturities issued to obtain funds for various public purposes. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal securities.

     At least 80% of the municipal bonds purchased by Connecticut Bond Fund will be rated investment grade, or will be obligations of issuers having an issue of outstanding municipal bonds rated investment grade, by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization. Connecticut Bond Fund may invest (1) up to 20% of its net assets in unrated bonds or municipal securities the portfolio managers deem to be of investment grade quality; (2) 25% or more of its total assets in securities, the interest on which is paid from revenues of similar type projects; (3) less than 25% of its total assets in industrial development bonds, and (4) up to 35% of its net assets in lower-quality bonds or municipal securities, i.e. "junk bonds."

     Connecticut Bond Fund is non-diversified. This means that with respect to 50% of its total assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer. See "Comparative Investment Restrictions."

COMPARATIVE INVESTMENT RESTRICTIONS

     Municipal Bond Fund and Connecticut Bond Fund are both subject to substantially similar fundamental and non-fundamental investment restrictions, with one exception. Municipal Bond Fund is a "diversified company" as defined in the 1940 Act. As such, Municipal Bond Fund is fundamentally restricted from purchasing the securities of any issuer if, as a result, Municipal Bond Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations promulgated thereunder, except to the extent that Municipal Bond Fund may be permitted to do so by exemptive order or similar relief. This fundamental restriction regarding issuer diversification is not applicable to Connecticut Bond Fund.

     In complying with the fundamental restriction regarding issuer diversification, Municipal Bond Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of Municipal Bond Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) Municipal Bond Fund would hold more than 10% of the outstanding voting securities of that issuer. Municipal Bond Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC.

     In addition, Municipal Bond Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as Municipal Bond Fund. Connecticut Bond Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as Connecticut Bond Fund.

MUNICIPAL BOND FUND PORTFOLIO MANAGEMENT

     AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of Municipal Bond Fund's portfolio are

     - Richard A. Berry, Senior Portfolio Manager, has been responsible for the fund since 1992 and has been associated with the adviser and/or its affiliates since 1987, and

     - Stephen D. Turman, Senior Portfolio Manager, has been responsible for the fund since 1992 and has been associated with the adviser and/or its affiliates since 1985.

     Likewise, Richard A. Berry and Stephen D. Turman are primarily responsible for the day-to-day management of Connecticut Bond Fund.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of Municipal Bond Fund for the fiscal year ended July 31, 2000, is set forth in Appendix III to this Proxy
Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Class A share of Municipal Bond Fund outstanding during the six months ended January 31, 2001, and during each of the five fiscal years ended December 31, 1995 through December 31, 1999, and the seven months ended July 31, 2000. This information (other than the information for the six months ended January 31, 2001) has been audited by KPMG LLP, AISF's former independent accountants, whose unqualified report on the financial statements of Municipal Bond Fund is included in its annual report to shareholders for the fiscal period ended July 31, 2000. Municipal Bond Fund's annual report to shareholders dated July 31, 2000, is available without charge upon request made to AISF at the address or telephone number appearing on the cover page of this Proxy Statement/ Prospectus.

                     AIM MUNICIPAL BOND FUND CLASS A SHARES

                                                    SEVEN
                                  SIX MONTHS        MONTHS                               CLASS A
                                     ENDED          ENDED                        YEAR ENDED DECEMBER 31,
                                  JANUARY 31,      JULY 31,      --------------------------------------------------------
                                     2001          2000(A)         1999        1998        1997        1996        1995
                                  -----------      --------      --------    --------    --------    --------    --------
                                  (UNAUDITED)
Net asset value, beginning of
  period........................   $   7.83        $   7.74      $   8.35    $   8.34    $   8.19    $   8.31    $   7.78
                                   --------        --------      --------    --------    --------    --------    --------
Income from investment
  operations:
  Net investment income.........       0.20            0.24          0.41        0.42        0.42        0.43        0.43
  Net gains (losses) on
    securities (both realized
    and unrealized).............       0.16            0.09         (0.61)       0.01        0.16       (0.12)       0.56
                                   --------        --------      --------    --------    --------    --------    --------
        Total from investment
          operations............       0.36            0.33         (0.20)       0.43        0.58        0.31        0.99
                                   --------        --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income......................      (0.20)          (0.24)        (0.41)      (0.42)      (0.43)      (0.43)      (0.43)
  Return of capital.............         --              --            --          --          --          --       (0.03)
                                   --------        --------      --------    --------    --------    --------    --------
        Total distributions.....      (0.20)          (0.24)        (0.41)      (0.42)      (0.43)      (0.43)      (0.46)
                                   ========        ========      ========    ========    ========    ========    ========
        Net asset value, end of
          period................   $   7.99        $   7.83      $   7.74    $   8.35    $   8.34    $   8.19    $   8.31
                                   ========        ========      ========    ========    ========    ========    ========
Total return(b).................       4.71%           4.32%        (2.45)%      5.28%       7.27%       3.90%      13.05%
Ratios/supplemental data:
  Net assets, end of period
    (000s omitted)..............   $297,392        $283,416      $294,720    $327,705    $318,469    $278,812    $284,803
  Ratio of expenses to average
    net assets:.................       0.88%(c)        0.85%(d)      0.84%       0.82%       0.90%       0.80%       0.88%
  Ratio of net investment income
    to average net assets.......       5.11%(c)        5.32%(d)      5.01%       5.00%       5.14%       5.29%       5.26%
  Portfolio turnover rate.......         10%             18%           28%         19%         24%         26%         36%

---------------

(a)  Calculated using average shares outstanding.

(b) Does not include sales charges and is not annualized for periods less than one year.

(c) Ratios are annualized and based on average daily net assets of $288,026,187.

(d)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Municipal Bond Fund will acquire all of the assets of Connecticut Bond Fund in exchange for Class A shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of the liabilities of Connecticut Bond Fund. Consummation of the Reorganization (the "Closing") is expected to occur on September 10, 2001, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 7, 2001.

     At the Effective Time, all of the assets of Connecticut Bond Fund shall be delivered to the Custodian for the account of Municipal Bond Fund in exchange for the assumption by Municipal Bond Fund of all of the liabilities of any kind of Connecticut Bond Fund and delivery by AISF directly to Connecticut Bond Fund shareholders of a number of Municipal Bond Fund Class A shares having an aggregate net asset value equal to the net value of the assets of Connecticut Bond Fund transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of ATEF has determined that the Reorganization of Connecticut Bond Fund is in the best interests of the shareholders of Connecticut Bond Fund and that the interests of Connecticut Bond Fund will not be diluted as a result of the Reorganization. The Board of Trustees of ATEF recommends approval of the Agreement by the shareholders of Connecticut Bond Fund at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on May 8-9, 2001, AIM Advisors proposed that the Board of Trustees approve the Reorganization of Connecticut Bond Fund into Municipal Bond Fund. The Trustees received from AIM Advisors written materials that contained information concerning Connecticut Bond Fund and Municipal Bond Fund, including comparative total return and fee and expense information, a comparison of the investment objectives of Connecticut Bond Fund and Municipal Bond Fund and pro forma expense ratios of Municipal Bond Fund. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization, as well as the de minimis nature of the costs of the Reorganization. The Board of Trustees gave further consideration to the proposed Reorganization at its meeting held on June 12-13, 2001.

     AIM Advisors proposed the combination of Connecticut Bond Fund and Municipal Bond Fund because of the relatively small asset base of Connecticut Bond Fund and its slow asset growth. AIM Advisors considered several options for Connecticut Bond Fund, and concluded that a combination with Municipal Bond Fund was the best alternative.

     In considering the Reorganization, the Board of Trustees noted that Connecticut Bond Fund and Municipal Bond Fund have similar investment objectives. The two funds also have similar investment policies, except Municipal Bond Fund does not concentrate its investments in municipal securities that pay interest which is exempt from Connecticut income tax.

     Municipal Bond Fund is significantly larger than Connecticut Bond Fund. It had total net assets at March 31, 2001 of approximately $398 million, compared with total net assets for Connecticut Bond Fund of approximately $42.4 million. The larger asset base of the combined funds involved in the reorganization should provide greater investment opportunities than are available to the Connecticut Bond Fund.

     The Board of Trustees considered the performance of Connecticut Bond Fund in relation to the performance of Municipal Bond Fund, noting that Municipal Bond Fund has generally provided a comparable long-term total return to its shareholders. As of March 2001, the Lipper Inc. rankings for Municipal Bond Fund and Connecticut Bond Fund were as follows:

                          LIPPER RANK (PERCENTILE)(1)

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Municipal Bond Fund(2)..............................   90%       57%       79%       78%
Connecticut Bond Fund(3)............................   97%       49%       87%       72%

---------------

(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2) Lipper places Municipal Bond Fund in the General Municipal Debt category.

(3) Lipper places Connecticut Bond Fund in the Connecticut Municipal Debt category.

     AIM Advisors believes that shareholders of Connecticut Bond Fund may experience a better distribution rate after the Reorganization. This belief is based on comparisons of each Fund's one-year distribution rate for the period ending April 30, 2001, and in light of the current maximum Connecticut tax rate for individual investors. After applying Connecticut taxes of 4.5%, Connecticut shareholders should benefit from a slightly higher distribution rate on Municipal Bond Fund.

     The Board considered the operating expenses incurred by the two funds. The total operating expenses of Connecticut Bond Fund, expressed as a percentage of average daily net assets, are higher than the total operating expenses of Municipal Bond Fund. AIM Advisors reported to the Board of Trustees that on a pro forma basis, the total operating expense ratio for Municipal Bond Fund Class A shares is expected to be 0.28% lower than the total operating expense ratio for Connecticut Bond Fund Class A shares. AIM Advisors indicated to the Board that the combined assets of the two funds may lead to additional economies of scale which may result in additional reductions in Municipal Bond Fund's expense ratio.

     The Reorganization may result in reduced revenues for AIM Advisors, since AIM Advisors receives lower management fees on the assets presently held by Municipal Bond Fund. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization, and AIM Advisors may realize some administrative benefit from the combination of the funds as a result of economies of scale.

     In addition, the Board of Trustees noted that no initial sales or other charges would be imposed on any of the shares of Municipal Bond Fund issued to the shareholders of Connecticut Bond Fund in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Connecticut Bond Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to Connecticut Bond Fund and its shareholders.

     Based on the foregoing, and the information presented to them at its meeting on June 12-13, 2001, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Connecticut Bond Fund and is in the best interest of the Connecticut Bond Fund shareholders in view of the larger asset base and lower operating expenses of Municipal Bond Fund. Therefore, the Board of Trustees recommended the approval of the Reorganization by the shareholders of Connecticut Bond Fund.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of ATEF and AISF. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of ATEF and AISF has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of ATEF and AISF pursuant to the

Agreement with respect to Connecticut Bond Fund or Municipal Bond Fund are subject to various conditions, including the following:

     - the assets of Connecticut Bond Fund to be acquired by Municipal Bond Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Connecticut Bond Fund immediately prior to the Reorganization;

     - AISF's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of Connecticut Bond Fund shall have approved the Agreement; and

     - ATEF and AISF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Connecticut Bond Fund, Municipal Bond Fund or their shareholders.

     Connecticut Bond Fund and Municipal Bond Fund have agreed to bear their own expenses in connection with the Reorganization.

     The Board of Trustees of ATEF may waive without shareholder approval any default by AISF or any failure by AISF to satisfy any of the conditions to ATEF's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Connecticut Bond Fund. The Agreement may be terminated and the Reorganization may be abandoned by either ATEF or AISF at any time by mutual agreement of ATEF and AISF, or by either party in the event that Connecticut Bond Fund shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2001.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by Connecticut Bond Fund upon the transfer of its assets to Municipal Bond Fund;

     - no gain or loss will be recognized by any shareholder of Connecticut Bond Fund upon the exchange of shares of Connecticut Bond Fund solely for shares of Municipal Bond Fund;

     - the tax basis of the shares of Municipal Bond Fund to be received by a shareholder of Connecticut Bond Fund will be the same as the tax basis of the shares of Connecticut Bond Fund surrendered in exchange therefor;

     - the holding period of the shares of Municipal Bond Fund to be received by a shareholder of Connecticut Bond Fund will include the holding period for which such shareholder held the shares of Connecticut Bond Fund exchanged therefor, provided that such shares of Connecticut Bond Fund are capital assets in the hands of such shareholder as of the Closing;

     - no gain or loss will be recognized by Municipal Bond Fund on the receipt of assets of Connecticut Bond Fund in exchange for shares of Municipal Bond Fund and Municipal Bond Fund's assumption of Connecticut Bond Fund's liabilities;

     - the tax basis of the assets of Connecticut Bond Fund in the hands of Municipal Bond Fund will be the same as the tax basis of such assets in the hands of Connecticut Bond Fund immediately prior to the Reorganization; and

     - the holding period of the assets of Connecticut Bond Fund to be received by Municipal Bond Fund will include the holding period of such assets in the hands of Connecticut Bond Fund immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to ATEF and AISF as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of ATEF and AISF upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     - there is no plan or intention by the shareholders of Connecticut Bond Fund to redeem a number of shares of Municipal Bond Fund received in the Reorganization that would reduce Connecticut Bond Fund shareholders' ownership of Municipal Bond Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Connecticut Bond Fund as of the Closing Date;

     - following the Reorganization, Municipal Bond Fund will continue the historic business of Connecticut Bond Fund (for this purpose "historic business" shall mean the business most recently conducted by Connecticut Bond Fund which was not entered into in connection with the Reorganization) or use a significant portion of Connecticut Bond Fund's historic business assets in its business;

     - at the direction of Connecticut Bond Fund, Municipal Bond Fund will issue directly to each Connecticut Bond Fund shareholder pro rata the shares of Municipal Bond Fund that Connecticut Bond Fund constructively receives in the Reorganization and Connecticut Bond Fund will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

     - Municipal Bond Fund has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that Municipal Bond Fund is required by the 1940 Act to redeem any of its shares presented for redemption;

     - Municipal Bond Fund does not plan or intend to sell or otherwise dispose of any of the assets of Connecticut Bond Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     - Municipal Bond Fund, Connecticut Bond Fund and the shareholders of Connecticut Bond Fund will pay their respective expenses, if any, incurred in connection with the Reorganization;

     - Municipal Bond Fund will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Connecticut Bond Fund immediately before the Reorganization, including for this purpose any amounts used by Connecticut Bond Fund to pay its reorganization expenses and all redemptions and distributions made by Connecticut Bond Fund immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Connecticut Bond Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of
       Section 852 of the Code); and

     - Municipal Bond Fund and Connecticut Bond Fund have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Connecticut Bond Fund ending on the Closing and the taxable year of Municipal Bond Fund that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF CONNECTICUT BOND FUND. CONNECTICUT BOND FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Municipal Bond Fund of the assets of Connecticut Bond Fund will be the same as the book cost basis of such assets to Connecticut Bond Fund.

              ADDITIONAL INFORMATION ABOUT MUNICIPAL BOND FUND AND
                             CONNECTICUT BOND FUND

     For more information with respect to AISF and Municipal Bond Fund concerning the following topics, please refer to Municipal Bond Fund Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AISF and Municipal Bond Fund; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AISF and Municipal Bond Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AISF and Municipal Bond Fund; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AISF and Municipal Bond Fund.

     For more information with respect to ATEF and Connecticut Bond Fund concerning the following topics, please refer to Connecticut Bond Fund Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding ATEF and Connecticut Bond Fund;
(ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of ATEF and Connecticut Bond Fund; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of ATEF and Connecticut Bond Fund.

                             RIGHTS OF SHAREHOLDERS

     ATEF and AISF are both Delaware business trusts. Generally, there will be no material differences between the rights of shareholders under the Agreement and the Declaration of Trust of ATEF and the rights of shareholders under the Agreement and the Declaration of Trust of AISF.

       OWNERSHIP OF CONNECTICUT BOND FUND AND MUNICIPAL BOND FUND SHARES

SIGNIFICANT HOLDERS

     As of May 30, 2001, no shareholder owned 5% or more of any class of the outstanding shares of Connecticut Bond Fund.

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001, to the knowledge of AISF, owned 5% or more of any class of the outstanding shares of Municipal Bond Fund:

                                                                                PERCENT OWNED
                                  CLASS OF   NUMBER OF SHARES   PERCENT OWNED   OF RECORD AND
NAME AND ADDRESS                   SHARES         OWNED          OF RECORD*     BENEFICIALLY
----------------                  --------   ----------------   -------------   -------------
Merrill Lynch Pierce Fenner
  Smith                           Class B      1,226,362.36        11.64%            -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner
  Smith                           Class C        322,677.54        17.12%            -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Donaldson Lufkin Jenrette         Class C        211,318.13        11.21%            -0-
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

---------------

* AISF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND TRUSTEES

     To the best of the knowledge of ATEF, the ownership of shares of Connecticut Bond Fund by executive officers or trustees of ATEF as a group constituted less than 1% of the outstanding Class A shares of such fund as of May 30, 2001. To the best of the knowledge of AISF, the ownership of shares of Municipal Bond Fund by executive officers and trustees of AISF as a group constituted less than 1% of the outstanding shares of Class B and Class C shares of such fund as of May 30, 2001. As of May 30, 2001, Gary T. Crum, Senior Vice President of AISF, owned 1,730,989.18 Class A shares of Municipal Bond Fund, which constituted 4.64% of the Class A shares of the fund.

                                 CAPITALIZATION

     The following table sets forth as of January 31, 2001, (i) the capitalization of Connecticut Bond Fund Class A shares, (ii) the capitalization of Municipal Bond Fund Class A, Class B and Class C shares (iii) the pro forma capitalization of Municipal Bond Fund Class A, Class B and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                 CONNECTICUT BOND FUND AND MUNICIPAL BOND FUND

CLASS A

                                               CONNECTICUT     MUNICIPAL      MUNICIPAL BOND FUND
                                                BOND FUND      BOND FUND      PRO-FORMA COMBINED
                                               -----------    ------------    -------------------
Net Assets...................................  $39,727,982    $297,391,958       $337,119,940
Shares Outstanding...........................    3,674,271      37,223,689         42,194,761
Net Asset Value Per Share....................  $     10.81    $       7.99       $       7.99

CLASS B

                                               CONNECTICUT     MUNICIPAL      MUNICIPAL BOND FUND
                                                BOND FUND      BOND FUND      PRO-FORMA COMBINED
                                               -----------    ------------    -------------------
Net Assets...................................      N/A        $ 74,408,437       $ 74,408,437
Shares Outstanding...........................      N/A           9,299,584          9,299,584
Net Asset Value Per Share....................      N/A        $       8.00       $       8.00

CLASS C

                                               CONNECTICUT     MUNICIPAL      MUNICIPAL BOND FUND
                                                BOND FUND      BOND FUND      PRO-FORMA COMBINED
                                               -----------    ------------    -------------------
Net Assets...................................      N/A        $ 11,173,804       $ 11,173,804
Shares Outstanding...........................      N/A           1,398,905          1,398,905
Net Asset Value Per Share....................      N/A        $       7.99       $       7.99

Net Assets...................................  $39,727,982    $382,974,199       $422,702,181

                                 LEGAL MATTERS

     Certain legal matters concerning AISF, ATEF and their participation in the Reorganization, the issuance of shares of Municipal Bond Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which ATEF and AISF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for ATEF's registration statement containing the Prospectus and Statement of Additional Information relating to Connecticut Bond Fund is Registration No. 811-7890. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AISF's registration statement containing the Prospectus and Statement of Additional Information relating to Municipal Bond Fund is Registration No. 811-5686. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AISF and ATEF are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by ATEF and AISF (including the Registration Statement of AISF relating to Municipal Bond Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AISF, ATEF, and other registrants that file electronically with the SEC.

                                                                     APPENDIX I

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                            A SEPARATE PORTFOLIO OF

                              AIM TAX-EXEMPT FUNDS

                                 JUNE 13, 2001

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1 DEFINITIONS.........................................................    1
  Section 1.1.    Definitions.................................................    1
ARTICLE 2 TRANSFER OF ASSETS..................................................    3
  Section 2.1.    Reorganization of Connecticut Bond Fund.....................    3
  Section 2.2.    Computation of Net Asset Value..............................    4
  Section 2.3.    Valuation Date..............................................    4
  Section 2.4.    Delivery....................................................    4
  Section 2.5.    Termination of Series.......................................    4
  Section 2.6.    Issuance of Municipal Bond Fund Shares......................    4
  Section 2.7.    Investment Securities.......................................    5
  Section 2.8.    Liabilities.................................................    5
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF ATEF..............................    5
  Section 3.1.    Organization; Authority.....................................    5
  Section 3.2.    Registration and Regulation of ATEF.........................    5
  Section 3.3.    Financial Statements........................................    5
  Section 3.4.    No Material Adverse Changes; Contingent Liabilities.........    6
  Section 3.5.    Connecticut Bond Fund Shares; Liabilities; Business
                  Operations..................................................    6
  Section 3.6.    Accountants.................................................    6
  Section 3.7.    Binding Obligation..........................................    6
  Section 3.8.    No Breaches or Defaults.....................................    7
  Section 3.9.    Authorizations or Consents..................................    7
  Section 3.10.   Permits.....................................................    7
  Section 3.11.   No Actions, Suits or Proceedings............................    7
  Section 3.12.   Contracts...................................................    8
  Section 3.13.   Properties and Assets.......................................    8
  Section 3.14.   Taxes.......................................................    8
  Section 3.15.   Benefit and Employment Obligations..........................    8
  Section 3.16.   Brokers.....................................................    9
  Section 3.17.   Voting Requirements.........................................    9
  Section 3.18.   State Takeover Statutes.....................................    9
  Section 3.19.   Books and Records...........................................    9
  Section 3.20.   Prospectus and Statement of Additional Information..........    9
  Section 3.21.   No Distribution.............................................    9
  Section 3.22.   Liabilities of Connecticut Bond Fund........................    9
  Section 3.23.   Value of Shares.............................................    9
  Section 3.24.   Shareholder Expenses........................................    9
  Section 3.25.   Intercompany Indebtedness...................................    9
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AISF..............................   10
  Section 4.1.    Organization; Authority.....................................   10
  Section 4.2.    Registration and Regulation of AISF.........................   10
  Section 4.3.    Financial Statements........................................   10
  Section 4.4.    No Material Adverse Changes; Contingent Liabilities.........   10
  Section 4.5.    Registration of Municipal Bond Fund Class A Shares,
                  Municipal Bond Fund Class B Shares and Municipal Bond Fund
                  Class C Shares..............................................   10
  Section 4.6.    Accountants.................................................   11
  Section 4.7.    Binding Obligation..........................................   11
  Section 4.8.    No Breaches or Defaults.....................................   11
  Section 4.9.    Authorizations or Consents..................................   11
  Section 4.10.   Permits.....................................................   12

                                                                                PAGE
                                                                                ----
  Section 4.11.   No Actions, Suits or Proceedings............................   12
  Section 4.12.   Taxes.......................................................   12
  Section 4.13.   Brokers.....................................................   12
  Section 4.14.   Representations Concerning the Reorganization...............   13
  Section 4.15.   Prospectus and Statement of Additional Information..........   13
  Section 4.16.   Value of Shares.............................................   13
  Section 4.17.   Intercompany Indebtedness; Consideration....................   13
ARTICLE 5 COVENANTS...........................................................   13
  Section 5.1.    Conduct of Business.........................................   13
  Section 5.2.    Announcements...............................................   14
  Section 5.3.    Expenses....................................................   14
  Section 5.4.    Further Assurances..........................................   14
  Section 5.5.    Notice of Events............................................   14
  Section 5.6.    Access to Information.......................................   14
  Section 5.7.    Consents, Approvals and Filings.............................   14
  Section 5.8.    Submission of Agreement to Shareholders.....................   15
ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION..........................   15
  Section 6.1.    Conditions Precedent of AISF................................   15
  Section 6.2.    Mutual Conditions...........................................   15
  Section 6.3.    Conditions Precedent of ATEF................................   16
ARTICLE 7 TERMINATION OF AGREEMENT............................................   17
  Section 7.1.    Termination.................................................   17
  Section 7.2.    Survival After Termination..................................   17
ARTICLE 8 MISCELLANEOUS.......................................................   17
  Section 8.1.    Survival of Representations and Warranties..................   17
  Section 8.2.    Governing Law...............................................   17
  Section 8.3.    Binding Effect, Persons Benefiting, No Assignment...........   17
  Section 8.4.    Obligations of AISF and ATEF................................   17
  Section 8.5.    Amendments..................................................   18
  Section 8.6.    Enforcement.................................................   18
  Section 8.7.    Interpretation..............................................   18
  Section 8.8.    Counterparts................................................   18
  Section 8.9.    Entire Agreement; Schedules.................................   18
  Section 8.10.   Notices.....................................................   18
  Section 8.11.   Representations by AIM Advisors.............................   19
Schedule 6.1(d)   Opinion of Counsel to ATEF
Schedule 6.2(f)   Tax Opinions
Schedule 6.3(d)   Opinion of Counsel to AISF

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 13, 2001 (this "Agreement"), by and among AIM Tax-Exempt Funds, a Delaware business trust ("ATEF"), acting on behalf of AIM Tax-Exempt Bond Fund of Connecticut ("Connecticut Bond Fund"), a separate series of ATEF, AIM Investment Securities Funds, a Delaware business trust ("AISF"), acting on behalf of AIM Municipal Bond Fund ("Municipal Bond Fund"), a separate series of AISF, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, ATEF is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Connecticut Bond Fund, for sale to the public; and

     WHEREAS, AISF is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Municipal Bond Fund, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both ATEF and AISF; and

     WHEREAS, Connecticut Bond Fund desires to provide for its reorganization through the transfer of all of its assets to Municipal Bond Fund in exchange for the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Bond Fund and the issuance by AISF of shares of Municipal Bond Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, ATEF, AISF and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AISF" means AIM Investment Securities Fund, a Delaware business trust.

     "AISF Registration Statement" means the registration statement on Form N-1A of AISF, as amended, 1940 Act Registration No. 811-5686.

     "ATEF" means AIM Tax-Exempt Funds, a Delaware business trust.

     "ATEF Registration Statement" means the registration statement on Form N-1A of ATEF, as amended, 1940 Act Registration No. 811-7890.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by ATEF on behalf of Connecticut Bond Fund, or otherwise providing benefits to any current or former employee, officer or trustee of ATEF.

     "Closing" means the transfer of the assets of Connecticut Bond Fund to Municipal Bond Fund, the assumption of all of Connecticut Bond Fund's liabilities by Municipal Bond Fund and the issuance of Municipal Bond Fund Shares directly to Connecticut Bond Fund Shareholders as described in Section
2.1 of this Agreement.

     "Closing Date" means September 10, 2001 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Connecticut Bond Fund" means AIM Tax-Exempt Bond Fund of Connecticut, a separate series of ATEF.

     "Connecticut Bond Fund Class A Shares" means Class A Shares of beneficial interest of Connecticut Bond Fund issued by ATEF.

     "Connecticut Bond Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

     "Connecticut Bond Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Connecticut Bond Fund.

     "Connecticut Bond Fund Shareholders Meeting" means a meeting of the shareholders of Connecticut Bond Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of ATEF to consider and vote upon the approval of this Agreement and the Reorganization of Connecticut Bond Fund contemplated by this Agreement.

     "Connecticut Bond Fund Shares" means the issued and outstanding shares of beneficial interest in Connecticut Bond Fund.

     "Custodian" means Bank of New York acting in its capacity as custodian for the assets of Municipal Bond Fund and Connecticut Bond Fund.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Municipal Bond Fund Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

     "Municipal Bond Fund" means AIM Municipal Bond Fund, a separate series of AISF.

     "Municipal Bond Fund Class A Shares" means Class A Shares of beneficial interest of Municipal Bond Fund issued by AISF.

     "Municipal Bond Fund Shares" means shares of beneficial interest of AISF issued pursuant to Section 2.6 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Connecticut Bond Fund by Municipal Bond Fund in consideration of the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Bond Fund and the issuance by AISF of Municipal Bond Fund Shares directly to Connecticut Bond Fund Shareholders as described in this Agreement, and the termination of Connecticut Bond Fund's status as a designated series of shares of ATEF.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Connecticut Bond Fund. At the Effective Time, all of the assets of Connecticut Bond Fund shall be delivered to the Custodian for the account of Municipal Bond Fund in exchange for the assumption by Municipal Bond Fund of all of the liabilities of any kind of Connecticut Bond Fund and delivery by AISF directly to the holders of record as of the Effective Time of the issued and outstanding Class A Shares of Connecticut Bond Fund of a number of Municipal Bond Fund Class A Shares, having an aggregate net asset value equal to the net value of the assets of Connecticut Bond Fund so transferred, assigned and delivered, all determined and adjusted as provided in
Section 2.2 below. Upon delivery of such assets, Municipal Bond Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.   Computation of Net Asset Value.

     (a) The net asset value of Municipal Bond Fund Shares, and the net value of the assets of Connecticut Bond Fund, shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

     (b) The net asset value of Municipal Bond Fund Shares shall be computed in accordance with the policies and procedures of Municipal Bond Fund as described in the AISF Registration Statement.

     (c) The net value of the assets of Connecticut Bond Fund to be transferred to Municipal Bond Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Connecticut Bond Fund as described in the ATEF Registration Statement.

     (d) All computations of value regarding the net assets of Connecticut Bond Fund and the net asset value of Municipal Bond Fund Shares to be issued pursuant to this Agreement shall be made by agreement of ATEF and AISF. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The assets of Connecticut Bond Fund and the net asset value per share of Municipal Bond Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Connecticut Bond Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Connecticut Bond Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Connecticut Bond Fund. Redemption requests thereafter received by Connecticut Bond Fund shall be deemed to be redemption requests for Municipal Bond Fund Class A Shares (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Connecticut Bond Fund Shareholders under this Agreement.

     SECTION 2.4. Delivery.

     (a) Assets held by Connecticut Bond Fund shall be delivered by ATEF to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, ATEF shall instruct the Custodian to transfer such assets to the account of Municipal Bond Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Connecticut Bond Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Municipal Bond Fund at the Custodian.

     (b) If, on the Closing Date, Connecticut Bond Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Connecticut Bond Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Connecticut Bond Fund or its broker, then AISF shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Connecticut Bond Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AISF or the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series. As soon as reasonably practicable after the Closing Date, the status of Connecticut Bond Fund as a designated series of shares of ATEF shall be terminated; provided, however, that the termination of the status of Connecticut Bond Fund as a series of shares of ATEF shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Municipal Bond Fund Shares. At the Effective Time, Connecticut Bond Fund Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Connecticut Bond Fund Class A shares shall be issued that number of full and fractional Class A shares of Municipal Bond Fund having a net asset value equal to the net asset value of Connecticut Bond Fund Class A shares held by Connecticut Bond Fund Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Connecticut Bond Fund shall thereupon be canceled on the books of ATEF. ATEF shall provide instructions to the transfer agent of AISF with respect to Municipal Bond Fund Class A Shares to be issued to Connecticut Bond Fund Shareholders. AISF shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AISF shall record on its books the ownership of Municipal Bond Fund Class A Shares by Connecticut Bond Fund Shareholders and shall forward a confirmation of such ownership to Connecticut Bond Fund Shareholders. No redemption or repurchase of such share credited to former Connecticut Bond Fund Shareholders in respect of Connecticut Bond Fund share represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AISF for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AISF.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, ATEF shall deliver a list setting forth the securities Connecticut Bond Fund then owned together with the respective Federal income tax bases thereof. ATEF shall provide to AISF on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Municipal Bond Fund hereunder. Such records shall be made available by ATEF prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AISF upon reasonable request.

     SECTION 2.8. Liabilities. Connecticut Bond Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF ATEF

     ATEF, on behalf of Connecticut Bond Fund, represents and warrants to AISF that:

     SECTION 3.1. Organization; Authority. ATEF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of ATEF. ATEF is duly registered with the SEC as an investment company under the Investment Company Act and all Connecticut Bond Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by ATEF to revoke or rescind any such registration or qualification. Connecticut Bond Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Connecticut Bond Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the ATEF Registration Statement currently in effect. The value of the net assets of Connecticut Bond Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Connecticut Bond Fund and all purchases and redemptions of Connecticut Bond Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Connecticut Bond Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended March 31, 2001, of Connecticut Bond Fund previously delivered to AISF (the "Connecticut

Bond Fund Financial Statements") present fairly in all material respects the financial position of Connecticut Bond Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since March 31, 2001 no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Connecticut Bond Fund or the status of Connecticut Bond Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Connecticut Bond Fund or occurring in the ordinary course of business of Connecticut Bond Fund or Municipal Bond Fund. There are no contingent liabilities of Connecticut Bond Fund not disclosed in the Connecticut Bond Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5. Connecticut Bond Fund Shares; Liabilities; Business
Operations.

     (a) Connecticut Bond Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Connecticut Bond Fund nor any person related to Connecticut Bond Fund (as defined in section 1.368-1(e)(3) of the Treasury Regulations without regard to section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Connecticut Bond Fund for consideration other than shares of Connecticut Bond Fund, except for shares redeemed in the ordinary course of Connecticut Bond Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Connecticut Bond Fund's Shares, except for (a) distributions necessary to satisfy the requirements of sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Connecticut Bond Fund on the Effective Date.

     (c) At the time of its Reorganization, Connecticut Bond Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Connecticut Bond Fund Shares, except for the right of investors to acquire Connecticut Bond Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Connecticut Bond Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Connecticut Bond Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Municipal Bond Fund.

     (e) ATEF does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Ernst & Young LLP, which has reported upon the Connecticut Bond Fund Financial Statements for the period ended March 31, 2001, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by ATEF on behalf of Connecticut Bond Fund and, assuming this Agreement has been duly executed and delivered by AISF and approved by Connecticut Bond Fund Shareholders, constitutes the legal, valid and binding obligation of ATEF enforceable against ATEF in accordance with its terms from and with respect to the revenues and assets of Connecticut Bond Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by ATEF on behalf of Connecticut Bond Fund and performance by ATEF of its obligations hereunder has been duly authorized by all necessary trust action on the part of ATEF, other than Connecticut Bond Fund Shareholders approval, and
(i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or bylaws of ATEF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Connecticut Bond Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which ATEF is a party or by which it may be bound and which relates to the assets of Connecticut Bond Fund or to which any property of Connecticut Bond Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over ATEF or any property of Connecticut Bond Fund. ATEF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by ATEF in connection with the due execution and delivery by ATEF of this Agreement and the consummation by ATEF of the transactions contemplated hereby.

     SECTION 3.10. Permits. ATEF has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Connecticut Bond Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of ATEF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11. No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of ATEF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against ATEF before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of ATEF, threatened in writing or, if probable of assertion, orally, against ATEF affecting any property, asset, interest or right of Connecticut Bond Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Connecticut Bond Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to ATEF's conduct of the business of Connecticut Bond Fund affecting in any significant respect the conduct of such business. ATEF is not, and has not been to the knowledge of

ATEF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Connecticut Bond Fund.

     SECTION 3.12. Contracts. ATEF is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Connecticut Bond Fund, by which the assets, business, or operations of Connecticut Bond Fund may be bound or affected, or under which it or the assets, business or operations of Connecticut Bond Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of ATEF there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Connecticut Bond Fund has good and marketable title to all properties and assets reflected in the Connecticut Bond Fund Financial Statements as owned by it, free and clear of all Liens, except as described in Connecticut Bond Fund Financial Statements.

     SECTION 3.14. Taxes.

     (a) Connecticut Bond Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Connecticut Bond Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Connecticut Bond Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Connecticut Bond Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Connecticut Bond Fund arising by reason of undistributed investment company taxable income or net capital gain, ATEF will declare on or prior to the Valuation Date to the shareholders of Connecticut Bond Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Connecticut Bond Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2001 and for the short taxable year beginning on April 1, 2001 and ending on the Closing Date and (B) all of Connecticut Bond Fund's net capital gain recognized in its taxable year ended March 31, 2001 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Connecticut Bond Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Connecticut Bond Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Connecticut Bond Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Connecticut Bond Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of ATEF, the fiscal year of Connecticut Bond Fund has not been changed for tax purposes since 1994.

     SECTION 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Connecticut Bond Fund will have no obligation to provide any post-retirement or post-employment benefit to any

Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of ATEF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with ATEF or any action taken by it.

     SECTION 3.17. Voting Requirements. The vote of a majority of the shares cast at a meeting of Connecticut Bond Fund shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Connecticut Bond Fund necessary to approve this Agreement and the Reorganization of Connecticut Bond Fund contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of ATEF relating to Connecticut Bond Fund, reflecting, among other things, the purchase and sale of Connecticut Bond Fund Shares, the number of issued and outstanding shares owned by Connecticut Bond Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Connecticut Bond Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Municipal Bond Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Connecticut Bond Fund. The liabilities of Connecticut Bond Fund that are to be assumed by Municipal Bond Fund in connection with the Reorganization, or to which the assets of Connecticut Bond Fund to be transferred in the Reorganizations are subject, were incurred by Connecticut Bond Fund in the ordinary course of its business. The fair market value of the assets of Connecticut Bond Fund to be transferred to Municipal Bond Fund in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Municipal Bond Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of Municipal Bond Fund Class A Shares received by Connecticut Bond Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Connecticut Bond Fund Class A shares constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Connecticut Bond Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness. There is no intercompany indebtedness between ATEF and AISF that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AISF

     AISF, on behalf of Municipal Bond Fund, represents and warrants to ATEF as follows:

     SECTION 4.1. Organization; Authority. AISF is duly organized, validly existing and in good standing under the Delaware Business Trust Act with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AISF. AISF is duly registered with the SEC as an investment company under the Investment Company Act. Municipal Bond Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Municipal Bond Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AISF Registration Statement. The value of the net assets of Municipal Bond Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Municipal Bond Fund and all purchases and redemptions of Municipal Bond Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Municipal Bond Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended July 31, 2000 of Municipal Bond Fund previously delivered to ATEF (the "Municipal Bond Fund Financial Statements") present fairly in all material respects the financial position of Municipal Bond Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since July 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Municipal Bond Fund or the status of Municipal Bond Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Municipal Bond Fund or occurring in the ordinary course of business of Municipal Bond Fund or AISF. There are no contingent liabilities of Municipal Bond Fund not disclosed in the Municipal Bond Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of Municipal Bond Fund Class A Shares, Municipal Bond Fund Class B Shares and Municipal Bond Fund Class C Shares.

     (a) The beneficial interest of AISF is divided into seven portfolios, including Municipal Bond Fund. Municipal Bond Fund currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Charter, AISF is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares of Municipal Bond Fund.

     (b) Municipal Bond Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AISF then in effect.

     (c) Municipal Bond Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Municipal Bond Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Municipal Bond Fund Class A shares, except for the right of investors to acquire Municipal Bond Fund Class A Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AISF's Registration Statement on Form N-14 shall be furnished to Connecticut Bond Fund Shareholders entitled to vote at the Connecticut Bond Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Municipal Bond Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by ATEF for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of Municipal Bond Fund which have been or are being offered for sale (other than the Municipal Bond Fund Shares to be issued in connection with the Reorganizations) have been duly registered under the Securities Act by the AISF Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AISF to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. KPMG LLP, which has reported upon the Municipal Bond Fund Financial Statements for the period ended July 31, 2000, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AISF on behalf of Municipal Bond Fund and, assuming this Agreement has been duly executed and delivered by ATEF, constitutes the legal, valid and binding obligation of AISF, enforceable against AISF in accordance with its terms from and with respect to the revenues and assets of Municipal Bond Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by AISF on behalf of Municipal Bond Fund and performance by AISF of its obligations hereunder have been duly authorized by all necessary trust action on the part of AISF and (i) do not, and on the Closing Date will not, result in any violation of the Charter or bylaws of AISF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Municipal Bond Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AISF is a party or by which it may be bound and which relates to the assets of Municipal Bond Fund or to which any properties of Municipal Bond Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AISF or any property of Municipal Bond Fund. AISF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AISF in connection with the due execution and delivery by AISF of this Agreement and the consummation by AISF of the transactions contemplated hereby.

     SECTION 4.10. Permits. AISF has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Municipal Bond Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AISF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11. No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AISF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AISF before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AISF, threatened in writing or, if probable of assertion, orally, against AISF, affecting any property, asset, interest or right of Municipal Bond Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Municipal Bond Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AISF's conduct of the business of Municipal Bond Fund affecting in any significant respect the conduct of such business. AISF is not, and has not been, to the knowledge of AISF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Municipal Bond Fund.

     SECTION 4.12. Taxes.

     (a) Municipal Bond Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Municipal Bond Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Municipal Bond Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Municipal Bond Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Municipal Bond Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Municipal Bond Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Municipal Bond Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) The fiscal year of Municipal Bond Fund changed for tax purposes in 2000.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AISF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AISF or any action taken by it.

     SECTION 4.14. Representations Concerning the Reorganization.

     (a) AISF has no plan or intention to reacquire any Municipal Bond Fund Shares issued in the Reorganization, except to the extent that Municipal Bond Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Municipal Bond Fund has no plan or intention to sell or otherwise dispose of any of the assets of Connecticut Bond Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, Municipal Bond Fund will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Connecticut Bond Fund or use a significant portion of Connecticut Bond Fund's historic business assets in its business.

     (d) Prior to or in the Reorganization, neither Municipal Bond Fund nor any person related to Municipal Bond Fund (for purposes of this paragraph as defined in section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Connecticut Bond Fund with consideration other than shares of Municipal Bond Fund. There is no plan or intention by Municipal Bond Fund or any person related to Municipal Bond Fund to acquire or redeem any of the Municipal Bond Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Municipal Bond Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Municipal Bond Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of Municipal Bond Fund Class A Shares received by Connecticut Bond Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Connecticut Bond Fund Class A shares constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between ATEF and AISF that was issued or acquired, or will be settled, at a discount. No consideration other than Municipal Bond Fund Shares (and Municipal Bond Fund's assumption of Connecticut Bond Fund's liabilities, including for this purpose all liabilities to which the assets of Connecticut Bond Fund are subject) will be issued in exchange for the assets of Connecticut Bond Fund acquired by Municipal Bond Fund in connection with the Reorganization. The fair market value of the assets of Connecticut Bond Fund transferred to Municipal Bond Fund in the Reorganization will equal or exceed the sum of the liabilities assumed by Municipal Bond Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1. Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), ATEF shall conduct the business of Connecticut Bond Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Connecticut Bond Fund in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AISF shall conduct the business of Municipal Bond Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Municipal Bond Fund in the ordinary course in all material respects.

     SECTION 5.2. Announcements. ATEF and AISF shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither ATEF nor AISF shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. Connecticut Bond Fund and Municipal Bond Fund shall each, respectively, bear the expenses they incur in connection with this Agreement and Reorganization and other transactions contemplated hereby.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganizations, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganizations.

     SECTION 5.5. Notice of Events. AISF shall give prompt notice to ATEF, and ATEF shall give prompt notice to AISF, of (a) the occurrence or non-occurrence of any event which to the knowledge of AISF or to the knowledge of ATEF, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of ATEF, Sections 6.1 and 6.2 or (ii) in the case of AISF, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganizations and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6. Access to Information.

     (a) ATEF will, during regular business hours and on reasonable prior notice, allow AISF and its authorized representatives reasonable access to the books and records of ATEF pertaining to the assets of Connecticut Bond Fund and to officers of ATEF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of ATEF.

     (b) AISF will, during regular business hours and on reasonable prior notice, allow ATEF and its authorized representatives reasonable access to the books and records of AISF pertaining to the assets of Municipal Bond Fund and to officers of AISF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AISF.

     SECTION 5.7. Consents, Approvals and Filings. Each of ATEF and AISF shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganizations and the other transactions contemplated by this Agreement. In addition, each of ATEF and AISF shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganizations and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of

Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganizations and the other transactions contemplated herein. Each of ATEF and AISF shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. ATEF shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and bylaws to convene the Connecticut Bond Fund Shareholders Meeting. ATEF shall, through its Board of Trustees, recommend to Connecticut Bond Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. ATEF shall use its reasonable best efforts to hold a Connecticut Bond Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of AISF. The obligation of AISF to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AISF.

     (a) The representations and warranties of ATEF on behalf of Connecticut Bond Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) ATEF shall have complied with and satisfied in all material respects all agreements and conditions relating to Connecticut Bond Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AISF shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of ATEF, in such individual's capacity as an officer of ATEF and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of ATEF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws of ATEF, and resolutions, consents and authorizations of or regarding ATEF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AISF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to ATEF, or other counsel reasonably acceptable to AISF, in form and substance reasonably acceptable to counsel for AISF, as to the matters set forth in Schedule 6.1(d).

     (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.2. Mutual Conditions. The obligations of ATEF and AISF to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by ATEF and AISF, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by ATEF and AISF shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Connecticut Bond Fund and related matters shall have been approved and adopted at the Connecticut Bond Fund Shareholders Meeting by the shareholders of Connecticut Bond Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Connecticut Bond Fund to be acquired by Municipal Bond Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Connecticut Bond Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Connecticut Bond Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Connecticut Bond Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Connecticut Bond Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AISF with respect to Municipal Bond Fund Shares to be issued to Connecticut Bond Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) ATEF and AISF shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to ATEF and AISF, as to the matters set forth on
Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of ATEF and AISF and others and the officers of ATEF and AISF shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of ATEF. The obligation of ATEF to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by ATEF.

     (a) The representations and warranties of AISF on behalf of Municipal Bond Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AISF shall have complied with and satisfied in all material respects all agreements and conditions relating to Municipal Bond Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) ATEF shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AISF, in such individual's capacity as an officer of AISF and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AISF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws, as amended, of AISF and resolutions, consents and authorizations of or regarding AISF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) ATEF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AISF, or other counsel reasonably acceptable to ATEF, in form and substance reasonably acceptable to counsel for AISF, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination.

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of ATEF and AISF; or

          (ii) at the election of ATEF or AISF:

             (A) if the Closing Date shall not be on or before December 31, 2001, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at Connecticut Bond Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Connecticut Bond Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Connecticut Bond Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4. Obligations of AISF and ATEF.

     (a) ATEF and AISF hereby acknowledge and agree that Municipal Bond Fund is a separate investment portfolio of AISF, that AISF is executing this Agreement on behalf of Municipal Bond Fund, and that any amounts payable by AISF under or in connection with this Agreement shall be payable solely from the revenues and assets of Municipal Bond Fund. ATEF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AISF in his or her capacity as an officer of

AISF intending to bind AISF as provided herein, and that no officer, trustee or shareholder of AISF shall be personally liable for the liabilities or obligations of AISF incurred hereunder.

     (b) ATEF and AISF hereby acknowledge and agree that Connecticut Bond Fund is a separate investment portfolio of ATEF, that ATEF is executing this Agreement on behalf of Connecticut Bond Fund and that any amounts payable by ATEF under or in connection with this Agreement shall be payable solely from the revenues and assets of Connecticut Bond Fund. AISF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of ATEF in his or her capacity as an officer of ATEF intending to bind ATEF as provided herein, and that no officer, trustee or shareholder of ATEF shall be personally liable for the liabilities of ATEF incurred hereunder.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by ATEF and AISF.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to ATEF:

        AIM Tax-Exempt Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185
        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     (b) If to AISF:

        AIM Investment Securities Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     SECTION 8.11. Representations by AIM Advisors. In its capacity as investment adviser to ATEF, AIM Advisors represents to AISF that to the best of its knowledge the representations and warranties of ATEF and Connecticut Bond Fund contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AISF, AIM Advisors represents to ATEF that to the best of its knowledge the representations and warranties of AISF and Municipal Bond Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to ATEF and AISF do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            AIM TAX-EXEMPT FUNDS, acting
                                            on behalf of AIM TAX-EXEMPT BOND
                                            FUND
                                            OF CONNECTICUT

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                            AIM INVESTMENT SECURITIES FUNDS,
                                            acting on behalf of AIM MUNICIPAL
                                            BOND FUND

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                            A I M Advisors, Inc.

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                SCHEDULE 6.1(D)

                           OPINION OF COUNSEL TO ATEF

     1. ATEF is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. ATEF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by ATEF have been duly authorized and approved by all requisite trust action on the part of ATEF. The Agreement has been duly executed and delivered by ATEF and constitutes the valid and binding obligation of ATEF.

     4. Connecticut Bond Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, ATEF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Connecticut Bond Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Connecticut Bond Fund to Municipal Bond Fund in exchange for Municipal Bond Fund Shares distributed directly to Connecticut Bond Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Connecticut Bond Fund and Municipal Bond Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Connecticut Bond Fund on the transfer of its assets to Municipal Bond Fund solely in exchange for Municipal Bond Fund Class A Shares or on the distribution of Municipal Bond Fund Class A Shares to Connecticut Bond Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of assets of Connecticut Bond Fund in exchange for Municipal Bond Fund Class A Shares issued directly to Connecticut Bond Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Connecticut Bond Fund Shareholders on the receipt of Municipal Bond Fund Class A Shares in exchange for Connecticut Bond Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Municipal Bond Fund of the assets of Connecticut Bond Fund will be the same as the basis of such assets in the hands of Connecticut Bond Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Connecticut Bond Fund Shareholder's basis for Municipal Bond Fund Class A Shares received by the Connecticut Bond Fund Shareholder will be the same as his basis for Connecticut Bond Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Connecticut Bond Fund Shareholder's holding period for Municipal Bond Fund Class A Shares will be determined by including Connecticut Bond Fund Shareholder's holding period for Connecticut Bond Fund Shares exchanged therefor, provided that the Connecticut Bond Fund Shareholder held Connecticut Bond Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Connecticut Bond Fund transferred to Municipal Bond Fund in the Reorganization will include the holding period for such assets in the hands of Connecticut Bond Fund.

                                SCHEDULE 6.3(d)

                           OPINION OF COUNSEL TO AISF

     1. AISF is a trust validly existing and in good standing under the Delaware Business Trust Act.

     2. AISF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AISF have been duly authorized and approved by all requisite trust action on the part of AISF. The Agreement has been duly executed and delivered by AISF and constitutes the valid and binding obligation of AISF.

     4. Municipal Bond Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AISF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Municipal Bond Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                    APPENDIX II

        AIM MUNICIPAL BOND FUND

        ------------------------------------------------------------------------

        AIM Municipal Bond Fund seeks to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.
                                                     AIM--Registered Trademark--
        PROSPECTUS
        NOVEMBER 28, 2000
        AS REVISED MARCH 21, 2001


                                       This prospectus contains important
                                       information about the Class A, B and C
                                       shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

                                       Investments in the fund:
                                          - are not FDIC insured;
                                          - may lose value; and
                                          - are not guaranteed by a bank.

        [AIM LOGO APPEARS HERE]                          INVEST WITH DISCIPLINE
        --Registered Trademark--                        --Registered Trademark--

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

Special Tax Information Regarding the
  Fund                                       5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1
Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------


INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------
The fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund will attempt to achieve its objective by investing primarily in a diversified portfolio of municipal bonds.

  The fund attempts to meet its objective by investing at least 80% of its total invested assets in securities that pay interest exempt from all federal taxes and which does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest at least 80% of its total invested assets in municipal bonds. Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Certain types of industrial development bonds, such as private activity bonds, that meet certain standards, are treated as municipal bonds.

  The fund will also invest at least 80% of its total assets in investment-grade municipal securities rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization. Other securities meeting certain standards set by the fund are included in this category. The fund may invest up to 20% of its total assets in lower-quality municipal securities, i.e. "junk bonds," or unrated municipal securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers focus on municipal securities they believe have favorable prospects for current income consistent with the fund's objective of preservation of principal. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. Such investments may or may not be subject to federal taxes. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. A municipality may default or otherwise be unable to honor a financial obligation. Private activity bonds are not backed by the taxing power of the issuing municipality.

  The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the fund invests.

  Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                    [GRAPH]

                                      ANNUAL
YEAR ENDED                            TOTAL
DECEMBER 31                           RETURNS
-----------                           -------
1990 ...............................   5.27%
1991 ...............................  13.30%
1992 ...............................   9.10%
1993 ...............................  11.66%
1994 ...............................  -3.79%
1995 ...............................  13.04%
1996 ...............................   3.90%
1997 ...............................   7.27%
1998 ...............................   5.28%
1999 ...............................  -2.45%

* The Class A shares' year-to-date total return as of September 30, 2000 was 5.22%.

  During the periods shown in the bar chart, the highest quarterly return was 5.03% (quarter ended June 30, 1992) and the lowest quarterly return was -4.22% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------
(for the periods ended                                                            SINCE         INCEPTION
December 31, 1999)                        1 YEAR      5 YEARS     10 YEARS      INCEPTION          DATE
----------------------------------------------------------------------------------------------------------
Class A                                   -7.12%       4.26%      5.59%           6.27%           03/28/77
Class B                                   -7.91%       4.13%        --            3.06%           09/01/93
Class C                                   -4.09%         --         --            1.42%           08/04/97
Lehman Bros. Municipal Bond Index(1)      -2.06%       6.91%      6.89%           8.11%(2)     12/31/79(2)
----------------------------------------------------------------------------------------------------------

(1) The Lehman Bros. Municipal Bond Index is a broad-based, total return index comprised of 8000 actual bonds, all of which are investment grade, fixed rate, long term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984.
(2) The average annual total return given is since the earliest date the index became available.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)               CLASS A   CLASS B   CLASS C
----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                4.75%      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)    5.00%     1.00%
----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.46%     0.46%     0.46%

Distribution and/or
Service (12b-1) Fees      0.25      1.00      1.00

Other Expenses            0.14      0.15      0.15

Total Annual Fund
Operating Expenses        0.85      1.61      1.61
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $558     $733     $  924     $1,474
Class B    664      808      1,076      1,708
Class C    264      508        876      1,911
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $558     $733      $924      $1,474
Class B    164      508       876       1,708
Class C    164      508       876       1,911
----------------------------------------------


                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2000, the advisor received compensation of 0.46% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Richard A. Berry, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1987.

- Stephen D. Turman, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1985.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Municipal Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of tax-exempt income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

  You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                                  CLASS A
                                                  -----------------------------------------------------------------------
                                                    SEVEN MONTHS                   YEAR ENDED DECEMBER 31,
                                                       ENDED         ----------------------------------------------------
                                                  JULY 31, 2000(a)     1999       1998       1997       1996       1995
                                                  ----------------   --------   --------   --------   --------   --------
Net asset value, beginning of period                  $   7.74       $   8.35   $   8.34   $   8.19   $   8.31   $   7.78
------------------------------------------------      --------       --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                                    0.24           0.41       0.42       0.42       0.43       0.43
------------------------------------------------      --------       --------   --------   --------   --------   --------
 Net gains (losses) on securities (both realized
   and unrealized)                                        0.09          (0.61)      0.01       0.16      (0.12)      0.56
================================================      ========       ========   ========   ========   ========   ========
   Total from investment operations                       0.33          (0.20)      0.43       0.58       0.31       0.99
================================================      ========       ========   ========   ========   ========   ========
Less distributions:
 Dividends from net investment income                    (0.24)         (0.41)     (0.42)     (0.43)     (0.43)     (0.43)
------------------------------------------------      --------       --------   --------   --------   --------   --------
 Return of capital                                          --             --         --         --         --      (0.03)
================================================      ========       ========   ========   ========   ========   ========
   Total distributions                                   (0.24)         (0.41)     (0.42)     (0.43)     (0.43)     (0.46)
================================================      ========       ========   ========   ========   ========   ========
Net asset value, end of period                            7.83       $   7.74   $   8.35   $   8.34   $   8.19   $   8.31
________________________________________________      ________       ________   ________   ________   ________   ________
================================================      ========       ========   ========   ========   ========   ========
Total return(b)                                           4.32%         (2.45)%     5.28%      7.27%      3.90%     13.05%
________________________________________________      ________       ________   ________   ________   ________   ________
================================================      ========       ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $283,416       $294,720   $327,705   $318,469   $278,812   $284,803
________________________________________________      ________       ________   ________   ________   ________   ________
================================================      ========       ========   ========   ========   ========   ========
Ratio of expenses to average net assets                   0.85%(c)       0.84%      0.82%      0.90%      0.80%      0.88%
________________________________________________      ________       ________   ________   ________   ________   ________
================================================      ========       ========   ========   ========   ========   ========
Ratio of net investment income to average net
 assets                                                   5.32%(c)       5.01%      5.00%      5.14%      5.29%      5.26%
________________________________________________      ________       ________   ________   ________   ________   ________
================================================      ========       ========   ========   ========   ========   ========
Portfolio turnover rate                                     18%            28%        19%        24%        26%        36%
________________________________________________      ________       ________   ________   ________   ________   ________
================================================      ========       ========   ========   ========   ========   ========

(a)Calculated using average shares outstanding.
(b)Does not deduct sales charges and is not annualized for periods less than one year.
(c)Ratios are annualized and based on average daily net assets of $283,622,551.

                                                                               CLASS B
                                                  ------------------------------------------------------------------
                                                    SEVEN MONTHS                 YEAR ENDED DECEMBER 31,
                                                       ENDED         -----------------------------------------------
                                                  JULY 31, 2000(a)    1999      1998      1997      1996      1995
                                                  ----------------   -------   -------   -------   -------   -------
Net asset value, beginning of period                  $  7.75        $  8.37   $  8.36   $  8.19   $  8.31   $  7.78
------------------------------------------------      -------        -------   -------   -------   -------   -------
Income from investment operations:
 Net investment income                                   0.21           0.35      0.36      0.36      0.37      0.39
------------------------------------------------      -------        -------   -------   -------   -------   -------
 Net gains (losses) on securities (both realized
   and unrealized)                                       0.08          (0.62)     0.01      0.17     (0.13)     0.54
================================================      =======        =======   =======   =======   =======   =======
   Total from investment operations                      0.29          (0.27)     0.37      0.53      0.24      0.93
================================================      =======        =======   =======   =======   =======   =======
Less distributions:
 Dividends from net investment income                   (0.20)         (0.35)    (0.36)    (0.36)    (0.36)    (0.37)
------------------------------------------------      -------        -------   -------   -------   -------   -------
 Return of capital                                         --             --        --        --        --     (0.03)
================================================      =======        =======   =======   =======   =======   =======
   Total distributions                                  (0.20)         (0.35)    (0.36)    (0.36)    (0.36)    (0.40)
================================================      =======        =======   =======   =======   =======   =======
Net asset value, end of period                        $  7.84        $  7.75   $  8.37   $  8.36   $  8.19   $  8.31
________________________________________________      _______        _______   _______   _______   _______   _______
================================================      =======        =======   =======   =======   =======   =======
Total return(b)                                          3.84%         (3.28)%    4.48%     6.59%     2.99%    12.14%
________________________________________________      _______        _______   _______   _______   _______   _______
================================================      =======        =======   =======   =======   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $67,363        $72,256   $72,723   $47,185   $33,770   $21,478
________________________________________________      _______        _______   _______   _______   _______   _______
================================================      =======        =======   =======   =======   =======   =======
Ratio of expenses to average net assets                  1.61%(c)       1.59%     1.57%     1.66%     1.61%     1.68%(d)
________________________________________________      _______        _______   _______   _______   _______   _______
================================================      =======        =======   =======   =======   =======   =======
Ratio of net investment income to average net
 assets                                                  4.56%(c)       4.26%     4.25%     4.38%     4.49%     4.46%
________________________________________________      _______        _______   _______   _______   _______   _______
================================================      =======        =======   =======   =======   =======   =======
Portfolio turnover rate                                    18%            28%       19%       24%       26%       36%
________________________________________________      _______        _______   _______   _______   _______   _______
================================================      =======        =======   =======   =======   =======   =======

(a) Calculated using average shares method.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $67,438,640.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average daily net assets prior to fee waivers and/or expense reimbursements was 1.77% for 1995.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                            CLASS C
                                                  -----------------------------------------------------------
                                                                       YEAR ENDED          AUGUST 4, 1997
                                                    SEVEN MONTHS      DECEMBER 31,     (DATE SALES COMMENCED)
                                                       ENDED         ---------------      TO DECEMBER 31,
                                                  JULY 31, 2000(a)    1999     1998             1997
                                                  ----------------   ------   ------   ----------------------
Net asset value, beginning of period                   $ 7.74        $ 8.35   $ 8.35           $ 8.30
------------------------------------------------       ------        ------   ------           ------
Income from investment operations:
 Net investment income                                   0.21          0.35     0.36             0.15
------------------------------------------------       ------        ------   ------           ------
 Net gains (losses) on securities (both realized
   and unrealized)                                       0.08         (0.61)      --             0.04
================================================       ======        ======   ======           ======
   Total from investment operations                      0.29         (0.26)    0.36             0.19
================================================       ======        ======   ======           ======
Less distributions from net investment income           (0.20)        (0.35)   (0.36)           (0.14)
------------------------------------------------       ------        ------   ------           ------
Net asset value, end of period                         $ 7.83        $ 7.74   $ 8.35           $ 8.35
________________________________________________       ______        ______   ______           ______
================================================       ======        ======   ======           ======
Total return(b)                                          3.85%        (3.16)%   4.36%            2.36%
________________________________________________       ______        ______   ______           ______
================================================       ======        ======   ======           ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $8,252        $9,652   $9,565           $  825
________________________________________________       ______        ______   ______           ______
================================================       ======        ======   ======           ======
Ratio of expenses to average net assets                  1.61%(c)      1.59%    1.57%            1.67%(d)
________________________________________________       ______        ______   ______           ______
================================================       ======        ======   ======           ======
Ratio of net investment income to average net
 assets                                                  4.56%(c)      4.26%    4.25%            4.37%(d)
________________________________________________       ______        ______   ______           ______
================================================       ======        ======   ======           ======
Portfolio turnover rate                                    18%           28%      19%              24%
________________________________________________       ______        ______   ______           ______
================================================       ======        ======   ======           ======

(a) Calculated using average shares method.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,458,483.
(d) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77046-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 ----------------------------------
 AIM Municipal Bond Fund
 SEC 1940 Act file number: 811-5686
 ----------------------------------


[AIM LOGO APPEARS HERE]    www.aimfunds.com   MBD-PRO-1   INVEST WITH DISCIPLINE
 --Registered Trademark--                               --Registered Trademark--

                                                                   APPENDIX III


                       ANNUAL REPORT / MANAGERS' OVERVIEW

MUNICIPAL BONDS HELP INVESTORS WEATHER MARKET TURBULENCE

IT HAS BEEN A DIFFICULT MARKET FOR BONDS. HOW HAS AIM MUNICIPAL BOND FUND PERFORMED?
The fund continued to provide attractive current income (see table below), exempt from federal income taxes, while maintaining relative share-price stability. For the year ended July 31, 2000, total return was 2.11%, 1.32% and 1.33% for Class A, Class B and Class C shares, respectively. (These returns are at net asset value, that is, without sales charges.) By comparison, the fund's peer group (represented by the Lipper General Municipal Debt Fund Index) returned 2.50%, and the Lehman Municipal Bond Index returned 4.31%. During the year, net asset value (NAV) per share remained between $7.62 and $8.09 for all classes of shares, extending the fund's long-time record of relative price stability, as shown on the chart below. The fund is managed for income and stability of net asset value rather than for total return.
    As of the end of the year, the fund underperformed its benchmark, mostly thanks to its shorter-than-average duration--5.50 years compared to Lipper's average 8.00 and Lehman's average 7.42.

WHAT WERE THE MAJOR TRENDS IN THE BOND MARKET DURING THE REPORTING PERIOD? Market weakness during 1999 stemmed primarily from investor concerns that strong economic growth would prompt the Federal Reserve Board (the Fed) to raise interest rates to keep inflation at bay. The market was also rattled by Y2K concerns (which largely proved unfounded) and the dollar's decline against the yen.
    In the face of an annualized growth rate above 7% for the fourth quarter of 1999 and above 5% for the first quarter of 2000, the Fed, which had already raised interest rates three times in 1999, raised them again--twice in the first quarter of 2000 and again in May. At the end of May, the federal funds target rate stood at 6.50%, up from 5.25% a year earlier. Market observers breathed a collective sigh of relief when the Fed, believing that the economy had started to slow, decided not to raise rates again in June.

HOW DID MUNICIPAL BONDS PERFORM?
Rising interest rates produced downward pressure on muni-bond prices. As bond prices fall, yields rise, and vice versa. At the beginning of April, yields were at levels not seen since the mid-'90s. During this time, yields on muni bonds approached 100% of the yields on equivalent-maturity Treasury securities. (Normally, muni bonds are considered very attractive when their yields are 85% of Treasury yields.)
    Near the end of the year, investors began to respond to this attractiveness. Demand for munis helped drive prices up. Along with a lack of new issues, this helped munis post excellent second-quarter returns. A strong economy has left states and municipalities with more cash, obviating the need to issue bonds. In addition, issuers are hesitant to issue new bonds with interest rates so high. Also, states and municipalities usually issue bonds at year-end to obtain cash for the

YOUR FUND'S PERFORMANCE

FUND PROVIDES ATTRACTIVE INCOME

As of 7/31/00

================================================================================
                                       30-DAY
                                       SEC YIELD   TAXABLE-
         30-DAY         TAXABLE-       AT          EQUIVALENT
         DISTRIBUTION   EQUIVALENT     MAXIMUM     30-DAY
         RATE AT        DISTRIBUTION   OFFERING    SEC
CLASS    NAV            RATE*          PRICE       YIELD*
--------------------------------------------------------------------------------
A        5.21%          8.63%          4.38%       7.25%
B        4.44           7.35           3.84        6.36
C        4.44           7.35           3.84        6.36

*Assumes highest marginal federal income tax rate of 39.6%
================================================================================


HISTORY OF NET ASSET VALUE STABILITY
CLASS A SHARES

7/31/90-7/31/00

================================================================================
         7/90       7/92      7/94     7/96      7/98     7/00
--------------------------------------------------------------------------------
         7.8        8.5       8.17     8.12      8.31     7.83
         7.58       8.11      7.86     8.17      8.38
         7.72       8.31      7.91     8.18      8.41
         7.8        8.48      8.03     8.11      8.3
         7.83       8.54      8.17     8.31      8.08
         8.01       8.74      8.21     8.28      7.81
         8.03       8.68      8.32     8.38      7.67
         8          8.12      8.11     8.27      7.73
================================================================================

This chart has no calculations; it only tracks net asset value. There is no guarantee that the fund will maintain a constant net asset value. NAV per share for Class A, Class B and Class C shares has not differed by more than $0.02 per share.


BEAR MARKET PERFORMANCE
TOTAL RETURN

================================================================================
                        AIM         Lipper
                        Municipal   General
                        Bond Fund,  Municipal
                        Class A     Debt Category
                        Shares      Average
--------------------------------------------------------------------------------
10/31/93--11/30/94      -4.96%      -7.87%
12/31/95--8/31/96        0.97       -0.53
11/30/96--4/30/97        0.61       -0.06
9/30/98--7/31/00         1.26        0.32
================================================================================


Bear markets are defined as a 10% rise in the yield of the generic 30-year U.S. Treasury bond. Source: Lipper, Inc. AIM Municipal Bond Fund's performance figures are historical, and they represent the reinvestment of distributions and changes in net asset value; they exclude the effect of the fund's maximum 4.75% sales charge for Class A shares.
    For periods shorter than a year, performance is cumulative; for periods longer than a year, performance is annualized.

Source: Lipper, Inc.

See important fund and index disclosures inside front cover.


                            AIM MUNICIPAL BOND FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                     -------------------------------------

                    SINCE OUR LAST REPORT TO YOU, YOUR FUND'S

                        FISCAL YEAR-END WAS CHANGED FROM

                      DECEMBER 31 TO JULY 31. YOU WILL NOW

                     RECEIVE AN ANNUAL REPORT DATED JULY 31

                      AND A SEMIANNUAL REPORT DATED JANUARY

                                  31 EACH YEAR.


                       IN ADDITION, DURING THE FISCAL YEAR

                   COVERED BY THIS REPORT, SHAREHOLDERS VOTED

                      ON SEVERAL PROPOSALS MADE IN A PROXY

                     SOLICITATION. DETAILS CONCERNING THESE

                     PROXY VOTES WILL BE FOUND NEAR THE END

                                 OF THIS REPORT.

                     -------------------------------------
next year, so issuance tends to taper off each summer. These factors have led to tight muni supply, which (coupled with increasing demand) has forced yields down and pushed prices up.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
The fund had 263 holdings, with an average rating of AA/Aa2 as measured by Standard & Poor's and Moody's, two widely known credit-rating agencies whose historical ratings are based on analysis of the credit quality of the individual securities in the portfolio.
    Around 64% of the fund's holdings were rated AAA, with 89% of the portfolio rated A or better. Credit-enhanced securities (those backed with insurance or escrowed with U.S. Treasury securities) composed about 59% of the portfolio.

HOW TAX-EFFICIENT WAS THE FUND?
For six years, the fund has paid no taxable capital-gains distribution. We try to avoid transactions that would result in capital gains that are not offset by capital losses.

WHAT IS YOUR OUTLOOK?
The near-term outlook for bonds, including munis, depends largely on the strength of the economy. If the economy continues to grow at a blistering pace, it could have a negative impact on the bond market. However, if economic growth moderates, interest rates could level off, which could help bonds.
    The next few months should provide a clearer idea whether the Fed has achieved its goal of minimizing inflation risk. Munis should benefit from attractive valuations and yields compared to Treasuries and from continuing new-issue decline.


PORTFOLIO COMPOSITION

==================================================================================================
TOP FIVE BOND HOLDINGS                                    BOND HOLDINGS BY TYPE

As of 7/31/00, based on total net assets                  As of 7/31/00, based on total net assets

                                COUPON   MATURITY %       GENERAL OBLIGATION 14.2%
-------------------------------------------------------
 1. New York State Urban        7.38%    1/1/02   2.32%   ESCROW AND PRE-REFUNDED 30.7%
    Development Corp.
 2. Connecticut (State of)      6.50     3/15/02  1.61    REVENUE 55.1%
 3. Mississippi Higher          7.50     9/1/09   1.44
    Education Assistance Corp.                            NUMBER OF HOLDINGS 263
 4. New York (City of)          7.65     2/1/02   1.41    AVERAGE MATURITY 13 YEARS
 5. Illinois State University   5.75     4/1/22   1.32    DURATION 6 YEARS

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================


          See important fund and index disclosures inside front cover.


                            AIM MUNICIPAL BOND FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM MUNICIPAL BOND FUND VS. BENCHMARK INDEX

7/31/90-7/31/00

in thousands
================================================================================
                 AIM Municipal Bond Fund,       Lehman Municipal Bond Index
                 Class A Shares
--------------------------------------------------------------------------------
7/90                    9299                              9855
7/91                    10236                             10873
7/92                    11840                             12367
7/93                    12728                             13461
7/94                    13052                             13713
7/95                    13895                             14792
7/96                    14574                             15768
7/97                    15722                             17385
7/98                    16540                             18427
7/99                    16913                             18957
7/00                    17269                             19775


Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 7/31/90-7/31/00. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Municipal Bond Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur charges that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges

================================================================================
CLASS A SHARES
  10 years                           5.62%
  5 years                            3.43
  1 year                            -2.71*
  * 2.11% excluding sales charges

CLASS B SHARES
  Inception (9/1/93)                 3.36%
  5 years                            3.42
  1 year                            -3.52*
  * 1.32% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                 2.42%
  1 year                             0.36*
  * 1.33% excluding CDSC
================================================================================


The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, -3.46%; five years, 3.47%; 10 years, 5.72%. Class B shares, one year, -4.27%; five years, 3.32%; inception (9/1/93), 3.25%. Class C shares, one year, -0.42%; inception (8/4/97), 2.14%.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.


                            AIM MUNICIPAL BOND FUND

GROUP E

[AIM LOGO APPEARS HERE]                                       |---------------|
                                                              |  FIRST CLASS  |
          PROXY TABULATOR                                     | U.S. POSTAGE  |
          P.O. BOX 9132                                       |     PAID      |
          HINGHAM, MA  02043-9132                             |     PROXY     |
                                                              |   TABULATOR   |
                                                              |---------------|



     EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!
 VOTE BY TELEPHONE            VOTE BY INTERNET              VOTE BY MAIL

    TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

----------------------- | --------------------------- | -----------------------
 VOTING BY TELEPHONE    |    VOTING BY INTERNET       |     VOTING BY MAIL
                        |                             |
Have your proxy card    |  Have your proxy card       | Please mark, sign and
available. Call the     |  available. Log on to       | date your proxy card
TOLL-FREE number        |  http://www.aimfunds.com    | and return it in the
1-866-727-0852 using    |  and select Proxy Voting    | postage-paid envelope
a touch-tone telephone. |  to access your Fund.       | provided or return it
You will be prompted    |  Follow the simple screen   | to: Proxy Tabulator,
to enter your Control   |  instructions that will     | P.O. Box 9132,
Number as shown below.  |  be presented to you to     | Hingham, MA 02043-9132.
Follow the simple       |  record your vote.          |
prompts that will be    |                             |
presented to you to     |                             |
record your vote.       |                             |
----------------------- | --------------------------- | -----------------------

                  NOTE: If you vote by telephone or internet,
                    please do not send your proxy by mail.

              |------------------------------------------------|
              | USE THE CONTROL NUMBER BELOW TO VOTE THIS | | PROXY CARD BY TELEPHONE OR INTERNET. | | EACH PROXY CARD HAS ITS OWN CONTROL NUMBER. |
              |                                                |
              |------------------------------------------------|

         P Please fold and detach card at perforation before mailing. P

PROXY CARD                                                           PROXY CARD
                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                    AIM Tax-Exempt Bond Fund of Connecticut
                     (a portfolio of AIM Tax-Exempt Funds)
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                        Proxy must be signed and dated below.

                                         Dated ___________________ 2001
                                         ______________________________________
                                        |                                      |
                                        |                                      |
                                        |______________________________________|
                                        Signature(s) (if held jointly)
                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian
                                        for a minor, please give full title
                                        as such. If a corporation, please
                                        sign in full corporate name and
                                        indicate the signer's office. If a
                                        partner, sign in the partnership name.

       P  Please fold and detach card at perforation before mailing.  P

                              Please fill in box as shown using black or
                              blue ink or number 2 pencil.
                              PLEASE DO NOT USE FINE POINT PENS.         |X|

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                      FOR    AGAINST    ABSTAIN
1. To approve an Agreement and Plan of
   Reorganization that provides for the                O        O          0
   combination of AIM Tax-Exempt Bond
   Fund of Connecticut, a portfolio of
   AIM Tax-Exempt Funds, with AIM Municipal
   Bond Fund, a portfolio of AIM Investment
   Securities Funds.

2. IN THE DISCRETION OF SUCH PROXIES, UPON
   SUCH OTHER  BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT
   THEREOF.
                                                                             460